                    TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance in Perspective..................   4
     Portfolio of Investments....................   5
     Statement of Assets and Liabilities.........   7
     Statement of Operations.....................   8
     Statement of Changes in Net Assets..........   9
     Financial Highlights........................  10
     Notes to Financial Statements...............  11
     Report of Independent Accountants...........  14

    EXCH ANR 2/97

                            LETTER TO SHAREHOLDERS

               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]


February 10, 1997

Dear Shareholder,

  The stock market surged in 1996, sending most of the major market indices to all-time highs. The Dow Jones Industrial Average rose 26.01 percent to close at 6448, far above the 6000 high-water mark that mesmerized the market earlier in the year, and the NASDAQ Composite Index climbed 22.71 percent to end the year at 1291.
  Underpinning the rally were a growing economy, strong corporate earnings, and a continuous flow of money into the equity market. Economic growth (real gross domestic product, adjusted for inflation) accelerated at a moderate 2.0 percent pace in the first quarter and jumped to a 4.7 percent rate in the second quarter of 1996. In the first six months of 1996, the stocks of small capitalization com-panies led the market.
  The sharp increase in economic growth, however, fueled fears that the Fed-eral Reserve Board would raise interest rates. This caused bond prices to fall as their yields rose (bond yields move in the opposite direction of prices). Stocks followed the decline in bonds but bounced back and rallied through year end, led by large capitalization stocks. Bonds recovered as economic growth slowed to a 2.0 percent pace in the third quarter, and their lower yields pro-vided additional support to the stock market.

PERFORMANCE SUMMARY

  The Van Kampen American Capital Exchange Fund consists of 33 stocks and is closed to new investors. The Fund remains heavily invested in Alco Standard (7.9 percent), an office and paper products distribution company; Intel Corp. (18.2 percent), a manufacturer of semiconductors; and several energy and health care stocks (stock percentages are of total investments as of December 31, 1996).
  For the 12-month period ended December 31, 1996, the Fund generated a total return at net asset value (NAV) of 36.21 percent/1/. This return reflects an increase in NAV from $151.88 per share on December 31, 1995 to $205.35 per share on December 31, 1996. By comparison, the Standard & Poor's 500-Stock In-dex produced a total return of 22.9 percent for the same period. Keep in mind that this is a broad-based, unmanaged index that reflects the general perfor-mance of the stock market. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

                                       1
                                                           Continued on page two

OUTLOOK

  We believe that the stock market will continue to advance in 1997, although probably at a slower pace than in 1996. The economy in the U.S. and in many other countries continues to grow, money influx into the equities market is strong, and inflation is under control. We believe that the U.S. economy will grow at a modest pace this year, near 2.5 percent, although there could be periods of greater strength. We believe there is a chance that the Fed will grow more concerned about the economy's strength and nudge interest rates higher, though not before March. Finally, we expect that many of the sectors in which the Fund is invested, including pharmaceuti-cals, health care, and technology, will remain promising in 1997.

CORPORATE NEWS

  As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global pres-ence and commitment to superior investment performance complement our broad range of investment products, money management capability and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


[LOGO OF DON G. POWELL]          [LOGO OF DENNIS J. MCDONNELL]

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND


TOTAL RETURNS

One-year total return/1/...............................................   36.21%
Five-year average annual total return/1/...............................   16.40%
Ten-year average annual total return/1/................................   16.25%
Life-of-Fund average annual total return/1/............................   14.31%
Commencement Date...................................................... 12/16/76

/1/Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an in-vestor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Exchange Fund vs. Standard & Poor's 500-Stock Index (December 31, 1986 through December 31, 1996)

                             [CHART APPEARS HERE]


                             VKAC Exchange  S&P
                             Fund           500 INDEX
                             -------------  ---------
DEC 31,1986                  $10,000.00     $10,000.00
DEC 31,1987                  $10,478.00     $10,518.00
DEC 31,1988                  $12,449.00     $12,253.00
DEC 31,1989                  $15,940.00     $16,124.00
DEC 31,1990                  $16,296.00     $15,622.00
DEC 31,1991                  $21,097.00     $20,360.00
DEC 31,1992                  $22,020.00     $21,909.00
DEC 31,1993                  $23,759.00     $24,108.00
DEC 31,1994                  $24,899.00     $24,435.00
DEC 31,1995                  $33,103.00     $33,585.00
DEC 31,1996                  $45,089.00     $41,276.00

The above chart reflects the performance of the Fund. The Fund's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

  Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 98.7%
           CONSUMER DISTRIBUTION 7.3%
 86,993    Alco Standard Corp. ..................................   $ 4,491,014
                                                                    -----------
           CONSUMER DURABLES 0.7%
 13,677    Dana Corp. ...........................................       446,212
                                                                    -----------
           CONSUMER NON-DURABLES 5.5%
 49,712    International Flavours & Fragrances, Inc. ............     2,237,040
 49,394    McCormick & Co., Inc. ................................     1,163,846
                                                                    -----------
                                                                      3,400,886
                                                                    -----------
           CONSUMER SERVICES 0.4%
 13,367    Luby's Cafeterias, Inc. ..............................       265,669
                                                                    -----------
           ENERGY 13.8%
 21,200    Amerada Hess Corp. ...................................     1,226,950
 12,800    Amoco Corp. ..........................................     1,030,400
 11,406    Apache Corp. .........................................       403,487
 25,634    Baker Hughes, Inc. ...................................       884,373
 30,320    Dresser Industries, Inc. .............................       939,920
 10,900    Kerr McGee Corp. .....................................       784,800
 20,131    Mobil Corp. ..........................................     2,461,015
  8,040    Schlumberger, Ltd. ...................................       802,995
                                                                    -----------
                                                                      8,533,940
                                                                    -----------
           FINANCE 2.8%
  9,882    American International Group, Inc. ...................     1,069,727
  7,124    Household International, Inc. ........................       657,189
                                                                    -----------
                                                                      1,726,916
                                                                    -----------
           HEALTH CARE 21.2%
  1,000    Allegiance Corp. .....................................        27,625
 28,000    American Home Products Corp. .........................     1,641,500
  5,000    Baxter International, Inc. ...........................       205,000
 54,432    Johnson & Johnson.....................................     2,707,992
 25,188    Merck & Co., Inc. ....................................     1,996,149
 51,304    Schering Plough Corp. ................................     3,321,934
 42,430    Warner Lambert Co. ...................................     3,182,250
                                                                    -----------
                                                                     13,082,450
                                                                    -----------
           PRODUCER MANUFACTURING 2.0%
  6,264    Allied Signal, Inc. ..................................       419,688
 12,831    Fluor Corp. ..........................................       805,145
                                                                    -----------
                                                                      1,224,833
                                                                    -----------
           RAW MATERIALS/PROCESSING INDUSTRIES 15.9%
 54,545    Air Products & Chemicals, Inc. .......................     3,770,423
 10,774    Alcan Aluminum, Ltd. .................................       362,276

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

  Number
 of Shares Description                                              Market Value
--------------------------------------------------------------------------------
           RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
  18,688   Georgia Pacific Corp. ................................   $ 1,345,536
  43,400   Loctite Corp. ........................................     2,641,975
  25,970   Louisiana Pacific Corp. ..............................       548,616
  37,620   Lubrizol Corp. .......................................     1,166,220
                                                                    -----------
                                                                      9,835,046
                                                                    -----------
           TECHNOLOGY 29.1%
  20,000   General Signal Corp. .................................       855,000
 126,464   Intel Corp. ..........................................    16,558,880
   3,754   International Business Machines Corp. ................       566,854
                                                                    -----------
                                                                     17,980,734
                                                                    -----------
           TOTAL LONG-TERM INVESTMENTS 98.7%
            (Cost $7,652,393) (a)................................    60,987,700
           SHORT-TERM INVESTMENTS AT AMORTIZED COST 1.3%.........       774,699
           OTHER ASSETS IN EXCESS OF LIABILITIES 0.0%............         4,435
                                                                    -----------
           NET ASSETS 100.0%.....................................   $61,766,834
                                                                    -----------

(a) At December 31, 1996, for federal income tax purposes cost is $3,077,184 the aggregate gross unrealized appreciation is $57,910,516 and the aggregate gross unrealized depreciation is $-0-, resulting in net unrealized appreciation of $57,910,516.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $7,652,393) (Note 1).  $60,987,700
Short-Term Investments (Note 1)...................................      774,699
Cash..............................................................        4,445
Dividends Receivable..............................................       84,265
Other.............................................................          679
                                                                    -----------
 Total Assets.....................................................   61,851,788
                                                                    -----------
LIABILITIES:
Payables:
 Investment Advisory Fee (Note 2).................................       25,881
 Affiliates (Note 2)..............................................        4,196
 Fund Shares Repurchased..........................................        4,100
 Income Distributions.............................................        1,358
Accrued Expenses..................................................       27,825
Retirement Plan (Note 2)..........................................       21,594
                                                                    -----------
 Total Liabilities................................................       84,954
                                                                    -----------
NET ASSETS........................................................  $61,766,834
                                                                    -----------
NET ASSETS WERE COMPRISED OF:
296,771 units of limited partnership interest.....................  $60,941,549
3,524 units of non-managing general partnership interest..........      723,722
495 units of managing general partnership interest................      101,563
                                                                    -----------
NET ASSETS........................................................  $61,766,834
                                                                    -----------
NET ASSET VALUE PER UNIT ($61,766,834 divided by 300,790 units of
 partnership interest outstanding)................................  $    205.35
                                                                    -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...........................................................  $   910,080
Interest............................................................       38,820
                                                                      -----------
 Total Income.......................................................      948,900
                                                                      -----------
EXPENSES:
Investment Advisory Fee (Note 2)....................................      264,323
Managing General Partners' Fees and Expenses (Note 2)...............       66,597
Accounting Services.................................................       50,358
Legal...............................................................       21,343
Shareholder Services (Note 2).......................................       15,921
Custody.............................................................       11,937
Other ..............................................................       61,047
                                                                      -----------
 Total Expenses.....................................................      491,526
                                                                      -----------
NET INVESTMENT INCOME...............................................  $   457,374
                                                                      -----------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments....................................  $ 1,864,174
                                                                      -----------
Unrealized Appreciation/Depreciation on Investments:
 Beginning of the Period............................................   38,908,254
 End of the Period..................................................   53,335,307
                                                                      -----------
Net Unrealized Appreciation on Investments During the Period........   14,427,053
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.....................  $16,291,227
                                                                      -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $16,748,601
                                                                      -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................        $   457,374        $   516,078
Net Realized Gain on Investments.........          1,864,174            993,874
Net Unrealized Appreciation on
 Investments During the Period...........         14,427,053         10,576,351
                                                 -----------        -----------
Change in Net Assets from Operations.....         16,748,601         12,086,303
Distributions from Net Investment Income.           (393,524)          (408,602)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES..............................         16,355,077         11,677,701
                                                 -----------        -----------
FROM PARTNERSHIP UNIT TRANSACTIONS (NOTE
3):
Proceeds from Units Issued Through
Dividend Reinvestment....................             52,164             51,670
Cost of Units Repurchased................         (2,395,079)        (1,713,769)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM PARTNERSHIP
 UNIT TRANSACTIONS.......................         (2,342,915)        (1,662,099)
                                                 -----------        -----------
TOTAL INCREASE IN NET ASSETS.............         14,012,162         10,015,602
NET ASSETS:
Beginning of the Period..................         47,754,672         37,739,070
                                                 -----------        -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $2,433,418 and $2,369,568,
 respectively)...........................        $61,766,834        $47,754,672
                                                 -----------        -----------
CHANGE IN PARTNERSHIP UNITS OUTSTANDING:
Units Issued Through Dividend
 Reinvestment............................                313                377
Units Repurchased........................            (13,938)           (13,104)
                                                 -----------        -----------
 Decrease in Partnership Units
  Outstanding............................            (13,625)           (12,727)
                                                 -----------        -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

      The following schedule presents financial highlights for one unit of partnership interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                               Year Ended December 31 (a)
                                        ----------------------------------------
                                            1996    1995    1994    1993    1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period................................   $151.88 $115.36 $111.32 $104.40 $101.56
                                        -------- ------- ------- ------- -------
 Net Investment Income................     1.488    1.62    1.62    1.49    1.60
 Net Realized and Unrealized Gain on
  Securities..........................    53.261   36.18    3.70    6.71    2.83
                                        -------- ------- ------- ------- -------
Total from Investment Operations......    54.749   37.80    5.32    8.20    4.43
Less Distributions from Net Investment
Income................................     1.280    1.28    1.28    1.28    1.59
                                        -------- ------- ------- ------- -------
Net Asset Value, End of the Period....  $205.349 $151.88 $115.36 $111.32 $104.40
                                        -------- ------- ------- ------- -------
Total Return..........................    36.21%  32.89%   4.82%   7.91%   4.42%
Net Assets at End of the Period (In
millions).............................     $61.8   $47.8   $37.7   $38.5   $38.7
Ratio of Expenses to Average Net
Assets................................      .93%    .88%    .89%    .93%    .87%
Ratio of Net Investment Income to
 Average Net Assets...................      .87%   1.16%   1.45%   1.38%   1.59%
Portfolio Turnover....................        0%      0%      0%      0%      0%

(a) Based on average units outstanding.

During the year ended December 31, 1996, the Fund incurred no brokerage commissions on equity share trades. This disclosure was not required in fiscal years prior to 1996.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Exchange Fund (the "Fund"), a California limited partnership is a partnership registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund seeks capital appreciation in a portfolio of common stock. The Fund com-menced investment operations on December 16, 1976.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities ex-change are valued at their sale price as of the close of such securities ex-change. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not available, val-uations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
  The Fund may invest in repurchase agreements which are short-term invest-ments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physi-cal delivery or evidence of book entry transfer to the account of the custo-dian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                               December 31, 1996

-------------------------------------------------------------------------------

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each applicable security. Premiums on debt securi-ties are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.

E. DISTRIBUTION OF INCOME AND GAINS-Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Ameri-can Capital Asset Management, Inc., the Adviser, will provide facilities and investment advice to the Fund for an annual fee payable monthly of .50% based on the average daily net assets of the Fund.
  For the year ended December 31, 1996, the Fund recognized expenses of ap-proximately $50,400 representing Van Kampen American Capital, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended De-cember 31, 1996, the Fund recognized expenses of approximately $15,000, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Managing general partners (the "Partners") of the Fund who are not affili-ated with the Adviser are compensated by the Fund at the annual rate of $5,000 plus a fee of $750 per Board meeting attended.
  The Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement.

                               December 31, 1996

-------------------------------------------------------------------------------
Partners with more than five but less than ten years service at retirement will receive a prorated reduced benefit. Under the Plan, for the Partners re-tiring with the effectiveness of the Plan, the annual retirement benefit pay-able per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.
  At December 31, 1996, the Adviser and Van Kampen American Capital Exchange Corp., as non-managing general partners of the Fund, owned 354 and 3,175 units of partnership interest, respectively.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $-0- and $2,304,182, respective-ly.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE PARTNERS OF VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
(A CALIFORNIA LIMITED PARTNERSHIP)

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of Van Kampen American Capital Exchange Fund (a California Limited Partnership), as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and finan-cial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Exchange Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial high-lights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Houston, Texas
January 17, 1997

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         RESULTS OF SHAREHOLDER VOTES


  A Meeting of Partners of the Fund was held on April 26, 1996, where partners voted on the election of managing general partners, the ratification of KPMG Peat Marwick LLP as independent auditors and the approval of an amendment to the Restated Certificate and Agreement of Limited Partnership changing the name and address of the Fund. With regard to the election of Donald M. Carl-ton, Ph.D. as elected managing general partner of the partners 210,334 shares voted in his favor, 2,407 shares withheld. With regard to the election of Ste-phen R. Gross as elected managing general partner of the partners 210,334 shares voted in his favor, 2,407 shares withheld. With regard to the election of F. Robert Paulsen as elected managing general partner of the partners 210,334 shares voted in his favor, 2,407 shares withheld. With regard to the election of Don G. Powell as elected managing general partner of the partners 210,334 shares voted in his favor, 2,407 shares withheld. With regard to the election of Alan B. Shepard, Jr. as elected managing general partner of the partners 210,334 shares voted in his favor, 2,407 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent auditors for the Fund 211,481 shares voted in favor of the proposal, 0 shares voted against and 1,261 shares abstained. With regard to the approval of an amendment to the Re-stated Certificate and Agreement of Limited Partnership changing the name and address of the Fund 210,334 shares voted in favor of the proposal, 0 shares voted against and 2,407 shares abstained.
  A Special Meeting of Partners of the Fund was held on October 29, 1996, where partners voted on the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 215,145 shares voted for the proposal, 14,728 shares voted against and 9,612 shares abstained.

                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND

                      (A California Limited Partnership)
MANAGING GENERAL PARTNERS
DONALD M. CARLTON
STEPHEN RANDOLPH GROSS
F. ROBERT PAULSEN
DON G. POWELL*
ALAN B. SHEPARD, JR.

OFFICERS
DON G. POWELL*
Chairman and Chief Executive Officer
DENNIS J. MCDONNELL*
Executive Vice President
ALAN T. SACHTLEBEN*
Chief Investment Officer
EDWARD C. WOOD, III*
Vice President and Chief Financial Officer
CURTIS W. MORELL*
Vice President and Chief Accounting Officer
PETER W. HEGEL*
RONALD A. NYBERG*
Vice Presidents
JOHN L. SULLIVAN*
Treasurer
TANYA M. LODEN*
Financial Officer

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

SHAREHOLDER SERVICE AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

NON-MANAGING GENERAL PARTNERS
VAN KAMPEN AMERICAN CAPITAL
EXCHANGE CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

INDEPENDENT ACCOUNTANTS
KPMG PEAT MARWICK LLP
NationsBank Center
700 Louisiana
Houston, Texas 77210

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved. SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

Nationally distributed by Van Kampen American Capital Distributors, Inc.